SECTION 906 CERTIFICATION

            CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                         AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:   USAA MUTUAL FUNDS TRUST

TAX EXEMPT LONG-TERM FUND                   CALIFORNIA BOND FUND
TAX EXEMPT LONG-TERM FUND ADVISER SHARES    CALIFORNIA BOND FUND ADVISER SHARES
TAX EXEMPT SHORT-TERM FUND                  CALIFORNIA MONEY MARKET FUND
TAX EXEMPT SHORT-TERM FUND ADVISER SHARES   NEW YORK BOND FUND
TAX EXEMPT INTERMEDIATE-TERM FUND           NEW YORK BOND FUND ADVISER SHARES
TAX EXEMPT INTERMEDIATE-TERM FUND           NEW YORK MONEY MARKET FUND
   ADVISER SHARES                           VIRGINIA BOND FUND
TAX EXEMPT MONEY MARKET FUND                 VIRGINIA BOND FUND ADVISER SHARES
                                            VIRGINIA MONEY MARKET FUND


In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended March 31, 2013, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:   05/29/2013                      /S/ DANIEL S. MCNAMARA
      ----------------                  --------------------------
                                        Daniel S. McNamara
                                        President

                       SECTION 906 CERTIFICATION

            CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                         AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:   USAA MUTUAL FUNDS TRUST

TAX EXEMPT LONG-TERM FUND                   CALIFORNIA BOND FUND
TAX EXEMPT LONG-TERM FUND ADVISER SHARES    CALIFORNIA BOND FUND ADVISER SHARES
TAX EXEMPT SHORT-TERM FUND                  CALIFORNIA MONEY MARKET FUND
TAX EXEMPT SHORT-TERM FUND ADVISER SHARES   NEW YORK BOND FUND
TAX EXEMPT INTERMEDIATE-TERM FUND           NEW YORK BOND FUND ADVISER SHARES
TAX EXEMPT INTERMEDIATE-TERM FUND           NEW YORK MONEY MARKET FUND
   ADVISER SHARES                           VIRGINIA BOND FUND
TAX EXEMPT MONEY MARKET FUND                 VIRGINIA BOND FUND ADVISER SHARES
                                            VIRGINIA MONEY MARKET FUND


In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended March 31, 2013, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:  05/28/2013                       /S/ ROBERTO GALINDO, JR.
      ----------------                  --------------------------
                                        Roberto Galindo, Jr.
                                        Treasurer